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                                                                    EXHIBIT 99.1


FRIDAY SEPTEMBER 21, 6:02 AM EASTERN TIME

PRESS RELEASE

SOURCE: Daisytek International

DAISYTEK BUSINESS RETURNS TO NORMAL AFTER ATTACKS

INTERNATIONAL SALES UNAFFECTED

U.S. OPERATIONS BACK AFTER DISRUPTION

ALLEN, Texas--(BUSINESS WIRE)--Sept. 21, 2001--Like most U.S. companies, Daisytek International (Nasdaq:DZTK - news), a $1.2 billion wholesale distributor of computer supplies and office products and provider of marketing and demand-generation services, suffered some operational disruptions following the terrorist attacks in New York City and Washington, D.C. However, the company has recovered well and is making much progress on its business strategies.

"Along with all Americans, our employees are deeply affected by this disaster, but to their credit we are back on our feet and are reaching out to help our customers and friends who were also impacted," said Jim Powell, president and CEO of Daisytek.

"Daisytek's sales are driven by corporate and consumer use of supplies, which slowed significantly in the aftermath of the attacks. We experienced a brief decline in orders for computer supplies, tape media and office products on Sept. 11 and for several days following. The entire country's attention has been focused on these events, not on normal business activity, but we are pleased that business has picked up and sales are restored to near-normal levels. International operations were unaffected," he added.

"Going into the week of Sept. 10, we were basically on track to deliver a financial performance at or above expectations related to our business metrics. Unfortunately, lost revenue, disruptions in transportation and communications, overtime and other costs will now adversely affect results. We estimate earnings before tax for the current quarter will be lower by $1.5 million to $2 million," Powell said.

Daisytek relies heavily on air cargo. When authorities grounded all flights, Daisytek switched to a ground-transportation plan to deliver its products, which successfully kept orders moving. Daisytek has resumed its guaranteed next-business-day delivery of orders following the resumption of air cargo services by carriers such as FedEx.

"We are very excited about the progress being made at Daisytek. Our team has confidence in the strategic growth plan, which provides a solid direction for our company, and we believe that Daisytek is a good, long-term investment opportunity," Powell said.


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Daisytek's plan for future growth is based on the following:

    o Increasing existing product offerings to include a full line of office products;


    o Investing in the development of emerging, higher growth customer channels, such as drug and grocery chains to increase market share and grow the customer base;


    o Develop new fee-based client services in customer care and demand generation -- such as those provided by the VirtualDemand division;


    o  Expand products and services into new international markets; and


    o  Pursue appropriate acquisitions that support these strategies.


International sales, which make up about one third of Daisytek's business, were generally unaffected and remain robust. Growth in Daisytek's international business last quarter was approximately 31% based on local currencies from the first quarter a year ago, and the company continues to target revenue growth of 15% to 20% outside the United States.

Daisytek has invested in ISA International plc, a 300 million pounds sterling (approximately US$429 million) IT supplies distributor in Europe. In addition, ISA indirectly owns approximately 47% of Kingfield Heath Ltd., a U.K. office products wholesaler with revenue of approximately 206 million pounds sterling (about US$295 million) last fiscal year. Daisytek also purchased General Stationery Supplies in Australia, which brings hundreds of new customers and about 8,000 additional products to Daisytek in that country.

Daisytek has continued to diversify its product line, customer base and geographic reach. It acquired Ohio-based Digital Storage LLC, broadening Daisytek's product line to include a wider array of computer media, accessories and supplies.

The company recently launched a new Peripherals Division that has entered into agreements with leading providers of accessories for PDAs and other handheld devices, connectivity products and other items such as Internet video cameras; mice, trackballs and keyboards; PC audio and telephony products; and interactive gaming controllers.

Daisytek renewed an agreement as part of its office products expansion with Business Products Group International, the nation's largest office products and computer supplies dealer consortium.

While some aspects of the U.S. economy may remain down, Powell pointed out that consumption of computer supplies and office products is not directly tied to economic performance or sales of computer hardware. The installed base of printers, faxes, copiers and other machines ensures continued, vigorous use of supplies.


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Daisytek's board of directors remains confident in the company's future and authorized management to proceed with repurchasing the final 175,000 shares of a previously announced buyback program. The board also authorized an additional trading window for employees to purchase stock.

"We know these are uncertain times, but Daisytek's business is healthy and we are very positive about the company's direction. We will be glad to discuss our plans with anyone with questions or concerns. Please contact us at 800-527-4212 ext. 3420 or email jpowell@Daisytek.com," Powell said.

About Daisytek

Daisytek is a leading wholesale distributor of computer and office supplies and professional tape products, in addition to providing marketing and demand-generation services. Daisytek sells its products and services in the United States, Canada, Australia, Mexico and South America. Daisytek distributes more than 17,000 nationally known, name-brand computer and office supplies products and over 2,800 professional tape products from numerous manufacturers. Daisytek is headquartered in Allen, Texas. This news release and more information about Daisytek are available at www.daisytek.com. This Web site is not part of this release. Daisytek is a registered trademark of Daisytek, Incorporated. All rights reserved.

The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management's current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Certain factors, including but not limited to, general economic conditions, industry trends, the loss of key suppliers or customers, the loss of strategic product shipping relationships, customer demand, product availability, competition (including pricing and availability), risks inherent in





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acquiring, integrating and operating new businesses, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties, exchange rate fluctuations, and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. In addition, statements in this press release relating to the expected benefits of the contemplated transaction are subject to risks relating to the timing and successful completion of transitioning certain information technology, integration of the acquired assets into Daisytek's operations, unanticipated expenditures and changing relationships with customers, suppliers and strategic partners. There may be additional risks that we do not currently view as material or that are not presently known.

Other factors that could affect Daisytek are set forth in Daisytek's 10-K for the fiscal year ended March 31, 2001.

Contact:
     Daisytek International, Allen
     Jim Powell, 972/881-4700
     or
     Michael A. Burns & Associates
     Craig McDaniel, 214/521-8596 or 214/616-7186 (mobile)
     cmcdaniel@mbapr.com


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